Exhibit 10.5

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of December 30, 2011 (together with all amendments, if any, from time to time hereto, this “Agreement”), is made by THE PLEDGOR SIGNATORY HERETO AND EACH ADDITIONAL PARTY THAT BECOMES A PLEDGOR HERETO PURSUANT TO SECTION 22 HEREOF (together with their respective successors and assigns, collectively, “Pledgors” and each individually, “Pledgor”), for the use and benefit, and in favor, of BANK LEUMI USA, a New York banking corporation (“Lender”).

WITNESSETH:

WHEREAS, pursuant to that certain Loan Agreement dated as of December 30, 2011, by and among ASTA FUNDING ACQUISITION I, LLC, a Delaware limited liability company, ASTA FUNDING ACQUISITION II, LLC, a Delaware limited liability company, PALISADES COLLECTION, L.L.C., a Delaware limited liability company, PALISADES ACQUISITION I, LLC, a Delaware limited liability company, PALISADES ACQUISITION II, LLC, a Delaware limited liability company, PALISADES ACQUISITION IV, LLC, a Delaware limited liability company, PALISADES ACQUISITION VIII, LLC, a Delaware limited liability company, PALISADES ACQUISITION IX, LLC, a Delaware limited liability company, PALISADES ACQUISITION X, LLC, a Delaware limited liability company, CLIFFS PORTFOLIO ACQUISITION I, LLC, a Delaware limited liability company, SYLVAN ACQUISITION I, LLC, a Delaware limited liability company, and OPTION CARD, LLC, a Colorado limited liability company (collectively referred to herein as the “Borrowers”), the other Credit Parties signatory thereto and Lender (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), Lender has agreed to make the Revolving Loan to Borrowers;

WHEREAS, Pledgors are the respective record and beneficial owners of the Pledged Shares and Pledged Interests listed in Parts A and B of Schedule I hereto and the respective owners of the promissory notes and instruments listed in Part C of Schedule I hereto;

WHEREAS, Pledgors directly or indirectly benefit from the credit facilities made available to Borrowers under the Loan Agreement; and

WHEREAS, in order to induce Lender to enter into the Loan Agreement and the other Loan Documents and to induce Lender to make the Revolving Loan as provided for in the Loan Agreement, Pledgors have agreed to guarantee payment and performance of the Obligations (as that term is defined in the Loan Agreement) and have executed and delivered to Lender, that certain Guaranty dated of even date with the Loan Agreement (the “Guaranty”);

WHEREAS, Pledgors have agreed to pledge the Pledged Collateral (as hereinafter defined) to Lender to secure the Pledgor’s obligations under the Guaranty and all of the Guaranteed Obligations (as that term is defined in the Guaranty);

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, to induce Lender to make the Revolving Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Loan Agreement or in Annex A attached thereto are used herein (including the recitals hereof) as therein defined, and the following shall have the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Bankruptcy Code” means title 11, United States Code, as amended from time to time, and any successor statute thereto.

“Certificated Security” has the meaning assigned to such term in Article 8 of the Code.

“Investment Entity” means an entity in which any Pledgor or Pledgors own less than 100% of the Stock.

“Operating Agreement” means, with respect to any Pledgor or Pledgors, each limited liability company agreement, operating agreement or similar agreement identified on Part A of Schedule I hereto relating to a Pledged Interest of such Pledgor or Pledgors, in each case, as amended, supplemented or otherwise modified from time to time.

“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.

“Pledged Entity” means an issuer of Pledged Shares, Pledged Interests or Pledged Indebtedness.

“Pledged Indebtedness” means, with respect to any Pledgor or Pledgors, the Indebtedness held by such Pledgor or Pledgors evidenced by promissory notes and instruments listed on Part C of Schedule I hereto.

“Pledged Interest” means, with respect to any Pledgor or Pledgors, the limited liability company membership interests held by such Pledgor or Pledgors listed on Part B of Schedule I hereto.

“Pledged Shares” means, with respect to any Pledgor or Pledgors, those shares of Stock (other than limited liability company membership interests) held by such Pledgor or Pledgors listed on Part A of Schedule I hereto.

“Secured Obligations” has the meaning assigned to such term in Section 3 hereof.

“Security” has the meaning assigned to such term in Article 8 of the Code.

“Security Agreement” means that certain Security Agreement, of even date herewith, by and among Lender and the Grantors party thereto.

“Stock” means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

2. Pledge. Each Pledgor hereby pledges and grants to Lender a first priority security interest in all of the following (collectively, the “Pledged Collateral”):

(a) such Pledgor’s Pledged Shares and the certificates representing such Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

(b) any additional shares of Stock, or other right, title or interest in, any Person from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of such Pledgor’s Pledged Shares or Pledged Interests, as the case may be), and any certificates representing such Stock, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock;

(c) such Pledgor’s Pledged Interests and the certificates representing such Pledged Interests, if any, including, without limitation, (i) all of such Pledgor’s rights, powers and remedies under each Operating Agreement relating to such Pledged Interests, and (ii) any rights to properties, assets, distributions, liquidating distributions and allocations of profits and losses in respect of such Pledged Interests;

(d) any additional limited liability company membership interests or other equity interests of a Pledged Entity or other options or rights with respect to any such interests from time to time acquired by any Pledgor in any manner (which interests shall be deemed to be part of the Pledged Interests), and all distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Interests;

(e) such Pledgor’s Pledged Indebtedness and the promissory notes or instruments evidencing such Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness; and

(f) all additional Indebtedness arising after the date hereof and owing to such Pledgor (which Indebtedness shall be deemed to be part of such Pledgor’s Pledged Indebtedness) and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness. Notwithstanding the foregoing, “Pledged Collateral” shall not include any “Excluded Collateral”, as such term is defined in the Security Agreement.

3. Security for Guaranteed Obligations; Delivery of Pledged Collateral; Control.

(a) Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the Loan Agreement and the other Loan Documents and all obligations of Pledgors now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses after the occurrence and during the continuance of an Event of Default, whether in connection with collection actions hereunder (collectively, the “Secured Obligations”).

(b) Delivery of Pledged Collateral. If requested by Lender after the occurrence, and during the continuance of, an Event of Default, (i) all certificates and all individual promissory notes and instruments evidencing the Pledged Collateral shall be assigned and endorsed (on the face of such promissory note in a conspicuous manner) to the order of Lender, together with the following written indication: “This promissory note has been assigned as collateral to BANK LEUMI USA, a New York banking corporation, as Lender,” (ii) at the reasonable request of Lender, the original promissory note shall be delivered to Lender, (iii) the Lender shall be granted a first-priority Lien and security interest in such promissory note and such security interest shall be perfected by filing a UCC-1 Financing Statement in the appropriate office, (iv) the Lien and security interest granted in favor of Lender (together with the UCC-1 Financing Statement) shall, if requested by Lender and Lender deems necessary to perfect Lender’s lien and security interest thereon, be assigned to Lender in a manner reasonably acceptable to Lender, and (v) the applicable Pledgor shall give written instructions to the maker of such promissory note (with a copy thereof to Lender) to make all payments under such promissory note to the Blocked Account established and maintained by such Pledgor with Lender. All Pledged Shares and, if evidenced by certificates, all Pledged Interests shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Lender. Each Pledgor hereby authorizes Lender to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to Lender shall for all purposes hereunder be considered Pledged Collateral.

(c) Control. Pledgor hereby authorizes and instructs each Pledged Entity hereto to comply with any instruction received by it from Lender without any further order or further consent or instructions from Pledgor and Pledgor agrees that each Pledged Entity shall be fully protected in so complying, provided that Lender agrees not to give any such instruction unless an Event of Default has occurred and is continuing.

4. Representations and Warranties. Each Pledgor represents and warrants to Lender that:

(a) Such Pledgor is, and at the time of pledge and delivery of any Pledged Collateral hereunder will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral, free and clear of any Lien thereon or affecting the title thereto, except for Permitted Encumbrances referred to in clauses (a) and (j) of the definition thereof;

(b) All of such Pledgor’s Pledged Shares and Pledged Interests have been duly authorized, validly issued and are fully paid and non-assessable; if the maker of such Pledgor’s Pledged Indebtedness is an Affiliate of such Pledgor, all of such Pledgor’s Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligation of such maker, and such maker is not in default thereunder; if the maker of such Pledgor’s Pledged Indebtedness is not an Affiliate of such Pledgor, to the best of such Pledgor’s knowledge all of such Pledgor’s Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligation of such maker, and such maker is not in default thereunder;

(c) Such Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to Lender as provided herein;

(d) None of such Pledgor’s Pledged Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(e) As of the date hereof, there are no existing options, warrants, calls, purchase rights or commitments of any character whatsoever relating to such Pledgor’s Pledged Shares or Pledged Interests;

(f) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by such Pledgor of its Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of such Pledgor’s Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

(g) The pledge, assignment and delivery of such Pledgor’s Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in favor of the Lender in such Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien, except Permitted Encumbrances referred to in clauses (a) and (j) of the definition thereof;

(h) This Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealings;

(i) Except as noted on Part A of Schedule I hereto, such Pledgor’s Pledged Shares constitute 100% of the issued and outstanding shares of Stock of each applicable Pledged Entity;

(j) The Pledged Interests of such Pledgor represent a fully enforceable and validly existing right of such Pledgor to share in the respective distributions, profits and losses of each Pledged Entity listed in Part B of Schedule I hereto, and rights to approve or consent to such Pledged Entity’s actions in accordance with the relevant Operating Agreement, in accordance with its percentage interest as set forth in Part B on Schedule I hereto;

(k) A true and complete copy of each Operating Agreement, including all amendments, supplements and other modifications thereto, has previously been delivered to Lender. Each Operating Agreement is a legal, valid and binding agreement, enforceable by and against the applicable Pledgor (and, to such Pledgor’s knowledge, each other party thereto) in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealings. No additional contributions are required to be made by such Pledgor in respect of such Pledgor’s Pledged Interests and, except as otherwise permitted under the Loan Agreement, there exist no liabilities or obligations, monetary or otherwise, of such Pledgor to any Pledged Entity listed in Part B of Schedule I hereto; and

(l) Except as noted in Part B of Schedule I hereto, (i) none of such Pledgor’s Pledged Interests are presently evidenced by any certificates or other instruments and none of the Operating Agreements presently makes any provision for the issuance of any such certificates or instruments and (ii) no Pledged Interest which is included within the Pledged Collateral constitutes a Security; and

The representations and warranties set forth in this Section 4 shall survive the execution and delivery of this Agreement.

5. Covenants. Each Pledgor covenants and agrees that until the Termination Date or as otherwise permitted in the Loan Agreement:

(a) Without the prior written consent of Lender, no Pledgor will sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless, in each case, expressly permitted by the Loan Agreement;

(b) Reserved;

(c) Each Pledgor has and will defend the title to the Pledged Collateral pledged by it and the Liens of Lender in such Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

(d) Each Pledgor will, upon obtaining ownership of any additional Stock or individual promissory notes or instruments of any Person, which Stock, notes or instruments are not already Pledged Collateral, promptly (and in any event within five (5) Business Days) deliver to Lender a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”) in respect of any such additional Stock, notes or instruments, pursuant to which such Pledgor shall pledge to Lender all of such additional Stock, notes and instruments and with respect to any Pledged Collateral evidenced by certificates or instruments, provide evidence that such Pledgors shall have complied with Sections 3(b) and 5(g) hereof. Each Pledgor hereby authorizes Lender to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to Lender shall for all purposes hereunder be considered Pledged Collateral.

(e) Each Pledgor shall comply (i) in all respects with the terms and conditions of each Operating Agreement and, (ii) in all material respects with the terms and conditions of all other contracts and agreements relating to the Pledged Collateral. Except as permitted in the Loan Agreement, without the prior written consent of Lender, Pledgor shall not amend, supplement or otherwise modify (or consent to any such amendment, supplement or modification) the terms of any Operating Agreement in a manner which would adversely affect Pledgor, Lender, or Pledgor’s duty or ability to repay the Secured Obligations; and

(f) Reserved.

(g) Pledgors shall not permit any Pledged Interest to constitute a Security, or otherwise permit the issuer of any such Pledged Interest to take any action to have such Pledged Interest treated as a Security, unless (i) such Security is properly defined as such under Article 8 of the Code of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, and (ii) either (A) such Pledged Interest is a Certificated Security and all certificates or other documents constituting such Security have been delivered to Lender and (B) Lender has entered into a control agreement with the issuer of such Security or with a securities intermediary relating to such Security.

6. Intentionally Omitted.

7. Defaults and Remedies; Proxy.

(a) Upon the acceleration of the Obligations after the occurrence and during the continuation of an Event of Default (including, without limitation, any Event of Default arising out of any default under or breach of this Agreement), Lender (personally or through an agent) is hereby authorized and empowered to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days’ notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgors agree is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Lender was the outright owner thereof. Any sale shall be made at a public or private sale at Lender’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Lender may deem reasonably fair, and Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgors or any right of redemption. Each sale shall be made to the highest bidder, but Lender reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Lender. EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS LENDER AS THE PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES AND PLEDGED INTERESTS, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF LENDER AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES AND PLEDGED INTERESTS, THE APPOINTMENT OF LENDER AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES AND PLEDGED INTERESTS WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS OR MEMBERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS OR MEMBERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES OR PLEDGED INTERESTS ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR PLEDGED INTERESTS OR ANY OFFICER OR AGENT THEREOF). EXCEPT AS MAY BE SPECIFICALLY PROVIDED FOR HEREIN OR IN THE OTHER LOAN DOCUMENTS, LENDER AGREES THAT IT SHALL NOT EXERCISE ITS RIGHTS WITH RESPECT TO SUCH APPOINTMENT OF LENDER AS PROXY AND ATTORNEY-IN-FACT UNTIL THE ACCELERATION OF THE OBLIGATIONS AFTER THE OCCURRENCE OF AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, LENDER SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Lender, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Lender may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days’ notice to Pledgors.

(c) If, at any time when Lender in its reasonable discretion determines, following the occurrence and during the continuance of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 7) to sell the whole or any part of the Pledged Shares and Pledged Interests hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”), Pledgors shall, in an expeditious manner, cause the Pledged Entities listed on Part A and Part B of Schedule I to:

(i) Prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement with respect to the Pledged Shares and Pledged Interests and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

(ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Shares and Pledged Interests covered by such registration statement whenever Lender shall desire to sell or otherwise dispose of the Pledged Shares and Pledged Interests;

(iii) Furnish to Lender such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Lender may request in order to facilitate the public sale or other disposition of the Pledged Shares and Pledged Interests by Lender;

(iv) Use commercially reasonable efforts to register or qualify the Pledged Shares and Pledged Interests covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as Lender shall request, and do such other reasonable acts and things as may be required of it to enable Lender to consummate the public sale or other disposition in such jurisdictions of the Pledged Shares and Pledged Interests by Lender;

(v) Furnish, at the request of Lender, on the date that the Pledged Collateral is delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Shares or Pledged Interests becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Shares or Pledged Interests are not being sold through underwriters, then to Lender, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Shares or Pledged Interests are not being sold through underwriters, then to Lender, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or Lender shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as Lender may reasonably request. The letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as Lender may reasonably request; and

(vi) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

(d) All expenses incurred in complying with Section 7(c) hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the reasonable fees and expenses of counsel for Lender, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by Pledgors.

(e) If, at any time following the occurrence and during the continuance of an Event of Default when Lender shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Lender may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Lender may deem necessary or advisable, but subject to the other requirements of this Section 7, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Lender in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 7, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 7, then Lender shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

(ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

(iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about any Pledgor and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

(iv) as to such other matters as Lender may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(f) Pledgors recognize that Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (e) above. Pledgors also acknowledge that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if the applicable Pledgor and the Pledged Entity would agree to do so.

(g) Each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of Lender provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies. No failure or delay on the part of Lender to exercise any such right, power or remedy and no notice or demand which may be given to or made upon any Pledgor by Lender with respect to any such remedies shall operate as a waiver thereof, or limit or impair Lender’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Pledgor in any respect.

(h) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to Lender, that Lender shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against each Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations. Notwithstanding the foregoing, Pledgor does not waive its right to assert that Pledgee has acted in a commercially unreasonable manner

8. No Waiver; Cumulative Remedies; Amendments. Lender shall not by any act, delay, omission or otherwise (including without limitation, any delay on Lender’s part in exercising any power of sale, Lien, option or other right hereunder, or the giving of any notice or demand which may be given to or made upon any Pledgor by Lender with respect to any power of sale, Lien, option or other right hereunder) be deemed to have waived any of its rights or remedies hereunder or limit or impair Lender’s right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Lender’s rights as against any Pledgor in any respect, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and the applicable party to be charged

9. Assignment. Lender may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Loan Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

10. Termination. Immediately following the Termination Date, Lender shall (upon written request by Pledgors) deliver to each Pledgor the Pledged Collateral pledged by such Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgors’ obligations hereunder shall at such time terminate.

11. Lien Absolute. All rights of Lender hereunder, and all obligations of Pledgors hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Loan Agreement, any other Loan Documents or any other agreement or instrument governing or evidencing any Secured Obligations;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d) the insolvency of any Credit Party; or

(e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

12. Release. Each Pledgor consents and agrees that Lender may at any time, or from time to time, in its discretion:

(a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

(b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Lender in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Lender may deem proper, and without notice to or further assent from Pledgors, it being hereby agreed that Pledgors shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan Agreement, or any other agreement governing any Secured Obligations. Pledgors hereby waive notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgors. No act or omission of any kind on Lender’s part shall in any event affect or impair this Agreement.

13. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor or any Pledged Entity for liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor’s or any Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

14. Miscellaneous.

(a) Lender may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

(b) Pledgors, jointly and severally, agree to promptly reimburse Lender for reasonable expenses, including, without limitation, reasonable counsel fees, incurred by Lender in connection with the administration and enforcement of this Agreement.

(c) Neither Lender, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

15. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Loan Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Lender and Pledgors with respect to the matters referred to herein and therein. Except as otherwise specifically provided, if any provision contained in this Agreement or any other Loan Document conflicts with any provision in the Loan Agreement, the provision in the Loan Agreement shall govern and control.

16. Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

17. Successors and Assigns. This Agreement and all obligations of Pledgors hereunder shall be binding upon the successors and assigns of each Pledgor (including any debtor-in-possession on behalf of such Pledgor) and shall, together with the rights and remedies of Lender, hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Lender hereunder. No Pledgor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.

18. Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Loan Agreement. Notices to any Pledgor shall be made to Borrower Representative and any such notice when delivered to Borrower Representative shall be deemed made on the applicable Pledgor.

19. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

20. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

21. Benefit of Lender. All security interests granted or contemplated hereby shall be for the benefit of Lender, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Loan Agreement.

22. Additional Pledgors. The initial Pledgor hereunder shall include the signatory hereto on the date hereof. From time to time subsequent to the date hereof, additional Persons may become parties hereto, as additional Pledgors (each, an “Additional Pledgor”), by executing a counterpart of this Agreement substantially in the form of Exhibit A attached hereto. Upon delivery of any such counterpart to Lender, notice of which is hereby waived by the Pledgors, each Additional Pledgor shall be a Pledgor and shall be as fully a party hereto as if such Additional Pledgor were an original signatory hereto. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder nor by any election of Lender not to cause any Subsidiary of any Pledgor to become an Additional Pledgor hereunder. This Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Pledgor hereunder.

23. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE

SECURED OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER AND THE PLEDGORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PLEDGOR HEREBY WAIVES ANY OBJECTION THAT SUCH PLEDGOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH IN ANNEX I TO THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PLEDGOR’S ACTUAL RECEIPT THEREOF OR 5 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

24. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG LENDER AND PLEDGORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

25. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Sections 23 and 24, with its counsel.

26. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ASTA FUNDING, INC.

By:
Name:
Title:

Pledge Agreement - Asta Funding, Inc.

SCHEDULE I

PART A

PLEDGED SHARES

None

SCHEDULE I

PART B

PLEDGED INTERESTS

Pledgor	Pledged Entity	% of Outstanding Interests
Asta Funding, Inc	Asta Funding Acquisition I, LLC	100% membership interest
Asta Funding, Inc	Asta Funding Acquisition II, LLC	100% membership interest
Asta Funding, Inc	Asta Funding Acquisition IV, LLC	100% membership interest
Asta Funding, Inc	Asta Commercial, LLC	100% membership interest
Asta Funding, Inc	Asta Funding.com, LLC	100% membership interest
Asta Funding, Inc	Palisades Acquisition I, LLC	100% membership interest
Asta Funding, Inc	Palisades Acquisition II, LLC	100% membership interest
Asta Funding, Inc	Palisades Acquisition IV, LLC	100% membership interest
Asta Funding, Inc	Computer Finance, LLC	100% membership interest
Asta Funding, Inc	Palisades Collection, LLC	100% membership interest
Asta Funding, Inc	Citizens Lending Group LLC	100% membership interest
Asta Funding, Inc.	Prestiga Funding, LLC	100% membership interest

PART C

PLEDGED INDEBTEDNESS

	September 30,	September 30,	September 30,
Maker	Initial Principal Amount	Issue Date	Maturity Date

None

SCHEDULE II

PLEDGE AMENDMENT

This Pledge Amendment, dated             ,             is delivered pursuant to Section 5(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 4 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments, shares and limited liability company interests pledged prior to this Pledge Amendment and as to the promissory notes, instruments, shares and limited liability company interests pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated as of December 30, 2011, among the signatories thereto, as Pledgors, and BANK LEUMI USA, a New York banking corporation, as Lender, (the “Pledge Agreement”) and that the Pledged Collateral listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any promissory notes, instruments, shares and limited liability company interests not included in the Pledged Collateral at the discretion of Lender may not otherwise be pledged by the undersigned to any other Person or otherwise used as security for any obligations other than the Secured Obligations.

[NAME OF PLEDGOR]

By:
Name:
Title:

By:
Name:
Title:

PLEDGED SHARES:

	September 30,	September 30,	September 30,	September 30,
Name and Address of Pledgor	Pledged Entity	Class of Stock	Certificate Numbers(s)	Number of Shares

PLEDGED INTERESTS:

	September 30,	September 30,	September 30,	September 30,	September 30,
Pledgor	Pledged Entity	Description of Pledged Interest and Operating Agreement	Cert. No.(s)	Number of Interests	% of Outstanding Interests

PLEDGED INDEBTEDNESS

	September 30,	September 30,	September 30,	September 30,
Maker	Initial Principal Amount	Issue Date	Maturity Date	Interest Rate

EXHIBIT A

TO

PLEDGE AGREEMENT

COUNTERPART TO PLEDGE AGREEMENT

This counterpart, dated             , [20            ], is delivered pursuant to Section 22 of that certain Pledge Agreement dated as of December 30, 2011 (as from time to time amended, modified or supplemented, the “Pledge Agreement”; the terms defined therein and not otherwise defined herein being used as therein defined), among the signatories thereto, as Pledgors, and Bank Leumi USA, as Lender. The undersigned hereby agrees (i) that this counterpart may be attached to the Pledge Agreement, and (ii) that the undersigned will comply with and be subject to, including representations and warranties, all the terms and conditions of the Pledge Agreement as if it were an original signatory thereto.

[NAME OF ADDITIONAL PLEDGOR]

By:
Name:
Title:

By:
Name:
Title: